3D Systems Corporation
333 Three D Systems Circle
Rock Hill, SC 29730
News Release	www.3dsystems.com
NASDAQ: TDSC

Investor Contact:	Chanda Hughes	Media Contact:	Katharina Hayes
	803-326-4010		803-326-3941
	Email: HughesC@3dsystems.com		Email: HayesK@3dsystems.com
3D Systems Announces Private Placement of Common Stock
     ROCK HILL, South Carolina – June 20, 2007 - 3D Systems Corporation (NASDAQ: TDSC), a leading provider of Rapid 3-D Modeling, Prototyping and Manufacturing solutions, announced today that it has sold in a private placement to a group of accredited investors 1,250,000 shares of its Common Stock.
     The net proceeds from the offering amounted to $20,562,500, which the company intends to use in support of its primary growth initiatives, which in the short-term include the launch of its previously announced V-Flash™ 3-D Modeler, as well as other general corporate purposes.
     The purchase price of $17.50 per share represents an approximate 17% discount to the average last reported sale price of the Common Stock over the 30 trading days prior to the private placement. The total number of shares sold in the offering represents approximately 6% of the company’s outstanding shares of common stock immediately prior to the offering.
     The shares sold in this private offering have not yet been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, they may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The company also agreed as part of this offering to file a registration statement under the Securities Act for the resale of the shares issued in the offering.
     “We are pleased to be taking another significant step toward the achievement of our longer-term growth initiatives and a more immediate step in the commercialization of our previously announced V-Flash™ desktop modeler,” said Abe Reichental, the company’s president and chief executive

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officer. “This transaction presented us with an extraordinary opportunity to strengthen our balance sheet and provides us with additional liquidity to support other key growth initiatives.”
     Forward-Looking Statements
     Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and expectations and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.
     About 3D Systems Corporation
     3D Systems is a leading provider of 3-D Modeling, Rapid Prototyping and Manufacturing solutions. Its systems and materials reduce the time and cost of designing products and facilitate direct and indirect manufacturing by creating actual parts directly from digital input. These solutions are used for design communication and prototyping as well as for production of functional end-use parts: Transform your products.
     More information on the company is available at www.3dsystems.com, or via email at moreinfo@3dsystems.com.

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